PROSPECTUS SUPPLEMENT
                               DATED JUNE 18, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2002

                         CONSECO VARIABLE UNIVERSAL LIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY
                           CONSECO VARIABLE ACCOUNT L
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY

          As of the date of this Supplement, June 18, 2002, the prospectus for the Conseco Variable Universal Life Policy is amended as follows:

1.        TABLE OF CONTENTS

The term "Experts" on page 5 in the Table of Contents is deleted and replaced with the term "Independent Accountants."

2.        SUMMARY:  TAX TREATMENT

The first paragraph in the summary under the heading "Tax Treatment" on page 14 is deleted in its entirety and replaced with the following:

               In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. Assuming that a policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of value under your policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be completely excludable from the gross income of the beneficiary if properly arranged and managed. As a result, the beneficiary generally should not be taxed on these proceeds.

3.        CHANGING YOUR DEATH BENEFIT OPTION

The second sentence following final bullet-point under the heading "Changing your Death Benefit Option" on page 24 is deleted and replaced with the following:

          o We will refuse changes that violate the Internal Revenue Code definition of a life insurance contract, and we may refuse changes that cause your policy to become a modified endowment contract (MEC) unless you clearly understand and authorize such changes.

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4.        CHANGING YOUR SPECIFIED AMOUNT

The second sentence following the eleventh bullet-point under the heading "Changing your Specified Amount" on page 26 is deleted and replaced with the following:

          o We will refuse changes that violate the Internal Revenue Code definition of life insurance, and we may refuse changes that cause your policy to become a MEC unless you clearly understand and authorize such changes.

5.        TAX TREATMENT OF POLICY BENEFITS

The first full sentence on page 27 under the heading "Tax Treatment of Policy Benefits" is deleted and replaced with the following:

          We believe that the death benefit under the policy generally should be excludable from the gross income of the beneficiary.

The third numbered paragraph on page 28 under the heading "Distributions Other Than Death Benefits from Modified Endowment Contracts" is deleted and replaced with the following:

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner and the policy owner's beneficiary or designated beneficiary.

The first sentence on page 29 under the heading "Accelerated Death Benefit Rider" is deleted and replaced with the following:

          The tax consequences related to a policy under which an Accelerated Death Benefit has been paid have not been clearly addressed by the IRS.

The first sentence on page 29 under the heading "Continuation of Policy Beyond Age 100" on page 29 is deleted and replaced with the following:

          The tax consequences of continuing the policy after the insured attains age 100 have not been clearly addressed by the IRS.

6.        LOANS

The first two bullet-points after the third full paragraph on page 30 under the heading "Loans" are deleted and replaced as follows:

          o Some loans on the policy are "preferred loans" with a zero spread between the rate charged on the loan balance and the rate credited to the loan account.

          o Regular loans have a net spread equal to the rate charged on loan balance less the rate credited to the loan account.

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7.        PARTIAL WITHDRAWALS

The first sentence in the second full paragraph under the heading "Partial Withdrawals" on page 31 is deleted and replaced with the following:

          A partial withdrawal may have tax consequences and may affect the amount of premiums you can pay under the policy in the future.

8.        EXPERTS

The heading "Experts" on page 37 is deleted and replaced with the heading "Independent Accountants."


PLEASE USE THIS SUPPLEMENT WITH THE CONSECO VARIABLE UNIVERSAL LIFE PROSPECTUS DATED MAY 1, 2002. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.

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